Exhibit 99.2

Designated Filer:                   Warburg Pincus Ventures, L.P.
Issuer & Ticker Symbol:             Kyphon Inc. [KYPH]
Date of Event Requiring Statement:  June 13, 2005

1.    Name: Warburg Pincus Ventures, L.P.
      Address: 466 Lexington Avenue
      New York, New York  10017

2.    Name: Warburg Pincus & Co
      Address: 466 Lexington Avenue
      New York, New York  10017

3.    Name: Warburg Pincus LLC
      Address: 466 Lexington Avenue
      New York, New York  10017

4.    Name: Warburg Pincus Partners LLC
      Address: 466 Lexington Avenue
      New York, New York  10017

5.    Name: Elizabeth Weatherman
      Address: 466 Lexington Avenue
      New York, New York  10017

                                       WARBURG PINCUS & CO.

                                             /s/ Scott A. Arenare
                                       By:  ----------------------    6/15/05
                                            Name:  Scott A. Arenare   -------
                                            Title:  Partner           Date


                                       WARBURG PINCUS LLC

                                             /s/ Scott A. Arenare
                                       By:  ----------------------    6/15/05
                                            Name:  Scott A. Arenare   -------
                                            Title:  Member            Date



                                       WARBURG PINCUS PARTNERS LLC
                                           By:  Warburg Pincus & Co.,
                                               its Managing Member

                                             /s/ Scott A. Arenare
                                       By:  ----------------------    6/15/05
                                            Name:  Scott A. Arenare   -------
                                            Title:  Partner           Date


                                       ELIZABETH WEATHERMAN

                                             /s/ Scott A. Arenare
                                       By:  ----------------------    6/15/05
                                            Name:  Scott A. Arenare   -------
                                            Title:  Partner           Date